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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2004


                          NAPCO SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                               0-10004                 11-2277818
(State of other jurisdiction        (Commission                  (I.R.S.
of incorporation                    File Number)                 Employer
                                                          Identification No.)


                                333 BAYVIEW AVE.
                              AMITYVILLE, NY 11701
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (631) 842-9400

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5.  Other Events and Regulation FD Disclosure.

On March 29, 2004 the Board of Directors of Napco Security Systems, Inc. approved a 2-for-one split of its common stock, $.01 par value to be paid in the form of a 100% stock dividend to shareholders of record on April 13, 2004. The Registrant intends to deliver the shares on April 27, 2004. Attached as Exhibit
99.1 hereto is a copy of a press release dated March 30, 2004.

Forward Looking Statements

This press release contains forward-looking statements that involve numerous risks and uncertainties. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  Not applicable.

         (c)      EXHIBITS.

                  Exhibit 99.1 Press Release of NAPCO SECURITY SYSTEMS, INC. dated March 30, 2004.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAPCO SECURITY SYSTEMS, INC.


Date: March 30, 2004                   By:  /s/ KEVIN S. BUCHEL
                                       -----------------------------------------
                                       Kevin S. Buchel
                                       Senior Vice President and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1      Press Release of Napco Securities Systems, Inc. dated
                  March 30, 2004